                                                                    EXHIBIT 99.6

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Reisenweaver Communications, Inc.

    We have audited the accompanying Statement of Assets to be Acquired of RCS Paging, A Division of Reisenweaver Communications, Inc., as of December 31, 1994, and the related Statement of Revenue and Operating Expenses for the year then ended. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying Statements were prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission for inclusion in Form 8-K of ProNet Inc. and are not intended to be a complete presentation of the Reisenweaver Communications, Inc.'s financial position or results of operations.

    In our opinion, the Statements referred to above present fairly, in all material respects, the assets to be acquired of RCS Paging, A Division of Reisenweaver Communications, Inc., at December 31, 1994, and the revenue and expenses for the year then ended in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Dallas, Texas
September 9, 1995

                                   RCS PAGING
                A DIVISION OF REISENWEAVER COMMUNICATIONS, INC.

                      STATEMENTS OF ASSETS TO BE ACQUIRED

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------    JUNE 30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)

Trade accounts receivable...........................................................  $      36,497  $      57,251
Communication equipment.............................................................      1,244,827      1,333,412
Less allowance for depreciation.....................................................       (777,889)      (886,080)
                                                                                      -------------  -------------
                                                                                            466,938        447,332
                                                                                      -------------  -------------
Total assets to be acquired.........................................................  $     503,435  $     504,583
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                                   RCS PAGING
                A DIVISION OF REISENWEAVER COMMUNICATIONS, INC.

                  STATEMENTS OF REVENUE AND OPERATING EXPENSES

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                            1994
                                                                                        -------------  SIX MONTHS
                                                                                                       ENDED JUNE
                                                                                                           30,
                                                                                                          1995
                                                                                                       -----------
                                                                                                       (UNAUDITED)

Revenue...............................................................................  $   1,459,483   $ 743,340
Cost of products sold.................................................................        244,343     126,916
                                                                                        -------------  -----------
                                                                                            1,215,140     616,424
Expenses:
  Selling, general, and administrative................................................        841,293     433,498
  Depreciation and amortization.......................................................        185,760     100,902
                                                                                        -------------  -----------
                                                                                            1,027,053     534,400
                                                                                        -------------  -----------
Excess of Revenue over Operating Expenses.............................................  $     188,087   $  82,024
                                                                                        -------------  -----------
                                                                                        -------------  -----------

                            See accompanying notes.

                                   RCS PAGING
                 A DIVISION OF REISENWEAVER COMMUNICATION, INC.
                              NOTES TO STATEMENTS
                               DECEMBER 31, 1994

NOTE 1. -- ORGANIZATION AND BASIS OF PRESENTATION
    RCS Paging (the Division) is a Division of Reisenweaver Communication, Inc. (the Company) that provides paging services in the western North Carolina area. In August 1995, the Company signed a letter of intent to sell certain assets, primarily accounts receivable and communication equipment of the RCS Paging Division to ProNet Inc.

    These Statements have been prepared to separately identify the paging assets and operations of the RCS Paging Division in accordance with the letter of intent between the Company and ProNet Inc.

NOTE 2. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CREDIT CONCENTRATIONS

    The Division's customers are concentrated in western North Carolina. No single customer accounted for a significant amount of the Division's sales. The Division reviews a customer's credit history before extending credit and generally does not require significant collateral. Bad debts are recognized on the specific write-off method.

    DEPRECIATION AND AMORTIZATION

    Communication equipment is recorded at cost. Depreciation is computed by accelerated methods over the estimated useful lives of the assets. Estimated useful lives are generally five to seven years.

    INCOME TAXES

    Income taxes have not been provided since the RCS Paging Division is part of the Company which has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the Company's income or loss passes to its stockholders for inclusion in their individual income tax returns.

NOTE 3. -- PLEDGED ASSETS
    Substantially all of the RCS Paging Division's paging equipment and accounts receivable are pledged as collateral for a certain term note of the Company, which note payable is not being assumed by ProNet Inc.

NOTE 4. -- COMMITMENTS AND CONTINGENCIES
    Certain disclosures, commitments and contingencies such as long-term capital and operating leases, notes payable and pending litigation that apply to the Company have been omitted from these special statements because they do not relate directly to the RCS Paging Division, but to the Company taken as a whole and are excluded as a part of the proposed purchase of certain assets by ProNet Inc.

    The Company leases office space and certain tower transmission sites under agreements which are classified as operating leases. Rent expense for 1994 under such operating leases was $51,972.

    The following is a schedule by year of future minimum rental payments required under the operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1994:

1995......................................................  $  22,354
1996......................................................      6,154
1997......................................................      4,604
1998......................................................      4,354
1999......................................................      3,829
Thereafter................................................      4,256
                                                            ---------
Total.....................................................  $  45,551
                                                            ---------
                                                            ---------

                                   RCS PAGING
                 A DIVISION OF REISENWEAVER COMMUNICATION, INC.
                        NOTES TO STATEMENTS (CONTINUED)

NOTE 5. -- OVERHEAD CHARGES
    Corporate overhead charges of $225,533 which have been included in the Statement of Revenue and Operating Expenses are allocated to the Division at the Company's discretion based upon revenue of the Division relative to the Company's total revenue. The Company's management believes this is a reasonable allocation method.